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BlackRock Core Bond Trust (BHK) Announces Terms of Rights Offering

New York, May 16, 2025- BlackRock Core Bond Trust (NYSE: BHK) (the “Fund”) today announced that its Board of Trustees (the “Board”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares of beneficial interest (par value $0.001 per share) (“Shares”) as of May 27, 2025 (the “Record Date”). Holders of Rights will be entitled to subscribe for additional Shares (the “Offer”) at a discount to the market price of the Shares.

After considering a number of factors, including potential benefits and costs, the Board and the Fund’s investment adviser, BlackRock Advisors, LLC (the “Adviser”), have determined that it is in the best interests of both the Fund and its shareholders to conduct the Offer and increase the assets of the Fund available to take advantage of existing and future investment opportunities that are consistent with the Fund’s investment objective to provide current income and capital appreciation.

All expenses of the Offer will be borne by the Adviser, and not by the Fund or any of the Fund’s shareholders.

The Adviser believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:

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Opportunity set: Rising interest rates allow for higher potential earnings and possible distribution stability. The Adviser believes that BHK is currently poised to take advantage of attractive income opportunities by investing in bonds at lower price levels.

•	Rewards shareholders: This is an opportunity to buy new shares below market price or to realize value from the sale of Rights and potentially benefit from appreciation.

•	No offering fees: The Adviser, not the Fund, will pay for the expenses of the Offer.

•	Lower expense ratio: The Offer is expected to allow fixed operating costs to be spread across a larger asset base.

•	Enhanced liquidity: The Offer creates the potential for increased trading volume and liquidity of Shares.

The Fund expects to maintain its current distribution level following the Offer. Additionally, the Fund declared a regular monthly distribution payable on May 30, 2025, with a record date of May 15, 2025, which will not be payable with respect to Shares that are issued pursuant to the Offer as such issuance will occur after such record date. Shares issued will not receive the monthly distribution expected in June. However, Shares issued pursuant to the Offer will be entitled to receive the monthly distribution expected to be payable in July.

Certain key terms of the Offer include:

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Rights ratio: Holders of Shares on the Record Date (“Record Date Shareholders”) will receive one Right for each outstanding Share owned on the Record Date. Rights entitle the holder to purchase one new Share for every 3 Rights held (1-for-3); however, any Record Date Shareholder who owns fewer than three Shares as of the Record Date will be entitled to subscribe for one Share. Fractional Shares will not be issued upon the exercise of Rights.

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Pricing formula: The subscription price per Share (the “Subscription Price”) will be determined on the expiration date of the Offer, which is currently expected to be June 18, 2025, unless extended by the Fund (the “Expiration Date”), and will be equal to 95% of the average of the last reported sales price per Share on the New York Stock Exchange (the “NYSE”) on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the Fund’s net asset value (“NAV”) per Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 90% of the Fund’s NAV per Share at the close of trading on the NYSE on the Expiration Date. The Subscription Price will be determined by the Fund on the Expiration Date.

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Over-subscription privilege: Record Date Shareholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional Shares which were not subscribed for by other holders of Rights at the Subscription Price, provided that the Board may eliminate this over-subscription privilege. Investors who are not Record Date Shareholders but who otherwise acquire Rights in the secondary market are not entitled to participate in the over-subscription privilege. If sufficient Shares are available, all Record Date Shareholders’ over-subscription requests will be honored in full. If these requests exceed available Shares, they will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

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Transferable rights: Rights are transferable and are expected to be admitted for trading on the NYSE under the symbol “BHK RT” during the course of the Offer and will cease trading one day before the Offer’s Expiration Date (May 23, 2025 through June 17, 2025). During this time, Record Date Shareholders may also choose to sell their Rights.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Shareholders within the United States shortly following the Record Date. To exercise their Rights, shareholders who hold their Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Shareholders who do not hold Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

Georgeson LLC

51 West 52nd Street, 6th Floor

New York, NY 10019

1-888-826-1432

The Fund’s at-the-market offering of Shares, including the distribution and sub-placement agent agreements related thereto, will be suspended during the course of the Offer.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this release.

Forward-Looking Statements

This press release, and other statements that BlackRock or the Fund may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s or BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

With respect to the Fund, the following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for the Fund or in the Fund’s net asset value; (2) the relative and absolute investment performance of the Fund and its investments; (3) the impact of increased competition; (4) the unfavorable resolution of any legal proceedings; (5) the extent and timing of any distributions or share repurchases; (6) the impact, extent and timing of technological changes; (7) the impact of legislative and regulatory actions and reforms, and regulatory, supervisory or enforcement actions of government agencies relating to the Fund or BlackRock, as applicable; (8) terrorist activities, international hostilities, health epidemics and/or pandemics and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (9) BlackRock’s ability to attract and retain highly talented professionals; (10) the impact of BlackRock electing to provide support to its products from time to time; and (11) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

Annual and Semi-Annual Reports and other regulatory filings of the Fund with the Securities and Exchange Commission (“SEC”) are accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, and may discuss these or other factors that affect the Fund. The information contained on BlackRock’s website is not a part of this press release.

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